EX-99.CERT

                                  CERTIFICATION


I, James M. Hennessy, certify that:

1. I have reviewed this report on Form N-CSR of ING Series Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. Not applicable.

5. Not applicable.

6. Not Applicable.




/s/ James M. Hennessy                              Date: June 6, 2003
-------------------------------------                    -----------------------
James M. Hennessy
President and Chief Executive Officer

                                   EX-99.CERT

                                  CERTIFICATION



I, Michael J. Roland, certify that:

1. I have reviewed this report on Form N-CSR of ING Series Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. Not applicable.

5. Not applicable.

6. Not applicable.





/s/ Michael J. Roland                              Date: June 6, 2003
-------------------------------------                    -----------------------
Michael J. Roland
Executive Vice President and Chief Financial Officer